Exhibit 10.23

AFFIRMATION OF GUARANTY DOCUMENTS

This AFFIRMATION OF GUARANTY DOCUMENTS (“Affirmation”) is made as of December 3, 2012, by the undersigned (“Guarantor”) for the benefit of COMERICA BANK (“Bank”).

RECITALS

A. SILVERBACK ENTERPRISE GROUP, INC., VISIONAEL CORPORATION, POWERSTEERING SOFTWARE, INC. and LMR SOLUTIONS LLC (collectively, “Borrowers”) have obtained certain loans or other credit accommodations from Bank pursuant to that certain Loan and Security Agreement, dated as of March 5, 2012 (as amended from time to time, the “Loan Agreement”), which loans and certain credit accommodations are (i) guaranteed by Guarantor pursuant to the terms of an Unconditional Guaranty by Guarantor dated as of March 5, 2012 (as amended from time to time, the “Guaranty”), and (ii) secured by the assets of Guarantor pursuant to a Security Agreement dated as of March 5, 2012 and an Intellectual Property Security Agreement dated as of March 5, 2012 (collectively, as amended from time to time, the “Security Agreements”, and together with the Guaranty, the “Guaranty Documents”).

B. Borrowers and Bank propose to enter into a Fourth Amendment to Loan and Security Agreement and Joinder dated as of the date hereof, which amends the Loan Agreement (the “Amendment”).

C. Bank has agreed to enter into the Agreement provided, among other things, that, Guarantor acknowledges the entry by Borrowers into the Agreement and agrees that the Guaranty Documents will remain effective.

AGREEMENT

NOW, THEREFORE, Guarantor:

1. Consents to the execution, delivery and performance by Borrowers of the Amendment and the documents and instruments executed in connection therewith, as well as all other amendments and modifications to the Loan Documents (as defined in the Loan Agreement);

2. Acknowledges and agrees that the Guaranty Documents are and shall remain in full force and effect in accordance with their respective terms with respect to all Obligations (as defined in the Loan Agreement), subject to no setoff, defense or counterclaim;

3. Represents and warrants that the representations and warranties contained in the Guaranty Documents are true and correct in all material respects as of the date of this Affirmation; and

4. Confirms that this Affirmation is not required by the terms of the Guaranty Documents and need not be obtained in connection with any prior or future waivers or amendments or extensions of additional credit to Borrowers.

[Signature on following page]

IN WITNESS WHEREOF, Guarantor executed this Affirmation as of the first date above written.

TENROX INC.

By:

Name:

Title:

[Signature Page to Affirmation of Guaranty (1251887)]

AMENDMENT TO AND AFFIRMATION OF GUARANTY DOCUMENTS

This AMENDMENT TO AND AFFIRMATION OF GUARANTY DOCUMENTS (“Affirmation”) is made as of May 16, 2013, by the undersigned (“Guarantor”) for the benefit of COMERICA BANK (“Bank”).

RECITALS

A. SILVERBACK ENTERPRISE GROUP, INC., VISIONAEL CORPORATION, POWERSTEERING SOFTWARE, INC. and LMR SOLUTIONS LLC (collectively, the “Prior Borrower Group”) have obtained certain loans or other credit accommodations from Bank pursuant to that certain Loan and Security Agreement, dated as of March 5, 2012 (as amended from time to time, the “Loan Agreement”), which loans and certain credit accommodations are (i) guaranteed by Guarantor pursuant to the terms of an Unconditional Guaranty by Guarantor dated as of March 5, 2012 (as amended from time to time, the “Guaranty”), and (ii) secured by the assets of Guarantor pursuant to a Security Agreement dated as of March 5, 2012 (“General Security Agreement”) and an Intellectual Property Security Agreement dated as of March 5, 2012 (collectively, as amended from time to time, the “Security Agreements”, and together with the Guaranty, the “Guaranty Documents”).

B. The Prior Borrower Group and Bank propose to enter into a Sixth Amendment to Loan and Security Agreement and Joinder dated as of the date hereof, which amends the Loan Agreement and whereby Marex Group, Inc., a Nebraska corporation (“Marex”) and FileBound Solutions, Inc. (“FileBound”, and collectively with Marex and the Prior Borrower Group, “Borrowers”, and each individually, a “Borrower) will join the Loan Agreement and become a party thereto as a Borrower (the “Amendment”).

C. Bank has agreed to enter into the Amendment provided, among other things, that, Guarantor acknowledges the entry by Borrowers into the Amendment and agrees that the Guaranty Documents will remain effective.

D. Guarantor and Bank desire to amend the Guaranty and the General Security Agreement as set forth herein.

AGREEMENT

NOW, THEREFORE, Guarantor and Bank agree as follows:

1. The first paragraph of the Guaranty is amended and restated to read in its entirety as follows:

“For and in consideration of the loan by COMERICA BANK (‘Bank’) to each present and future “Borrower” under the Agreement (defined below), including without limitation, VISIONAEL CORPORATION, a Delaware corporation, SILVERBACK ENTERPRISE GROUP, INC., a Delaware corporation, POWERSTEERING SOFTWARE, INC., a Delaware corporation, LMR SOLUTIONS LLC, a Delaware limited liability company, MAREX GROUP, INC., a Nebraska corporation and FILEBOUND SOLUTIONS, INC., a Florida corporation (each a ‘Borrower’ and collectively, ‘Borrowers’), which loan is made pursuant to a Loan and Security Agreement among Borrowers and Bank dated as of March 5, 2012, as amended from time to time (the ‘Agreement’), and acknowledging that Bank would not enter into the Agreement without the benefit of this Guaranty (this ‘Guaranty’), the undersigned guarantor (‘Guarantor’) hereby unconditionally and irrevocably guarantees the prompt and complete payment of all amounts that Borrowers, or any of them, owe to Bank and performance by each Borrower of the Agreement and any other agreements between Borrowers, or any of them, and Bank, as amended from time to time (collectively referred to as the ‘Agreements’), in strict accordance with their respective terms. Notwithstanding anything to the contrary in this Guaranty, the obligations of Borrowers to the Bank covered by this Guaranty shall not include any obligation of a Borrower to Bank with respect to a ‘swap,’ as defined in Section 1(a)(47) of the Commodity Exchange Act (‘CEA’), entered into on or after October 12, 2012, if at the time that swap is entered into, Guarantor is not an ‘eligible contract participant,’ as defined in Section 1(a)(18) of the CEA.”

2. Recital A. of the General Security Agreement is amended and restated to read in its entirety as follows:

“A. Bank has agreed to make certain advances of money and to extend certain financial accommodations (the ‘Financial Accommodations’) to each present and future “Borrower” under the Loan Agreement (defined below), including without limitation VISIONAEL CORPORATION, a Delaware corporation (‘Visionael’), SILVERBACK ENTERPRISE GROUP, INC., a Delaware corporation (‘Silverback’), POWERSTEERING SOFTWARE, INC., a Delaware corporation (‘PowerSteering’), LMR SOLUTIONS LLC, a Delaware limited liability company (‘LMR Solutions’), MAREX GROUP, INC., a Nebraska corporation (“Marex”) and FILEBOUND SOLUTIONS, INC., a Florida corporation (“FileBound”, and collectively with Visionael, Silverback, LMR Solutions, Marex and FileBound, “Borrowers” and each individually a “Borrower”) in the amounts and manner set forth in that certain Loan and Security Agreement, dated as of March 5, 2012 among Borrowers and Bank (as the same may be amended, modified or supplemented from time to time, the ‘Loan Agreement’).”

3. Guarantor consents to the execution, delivery and performance by Borrowers of the Amendment and the documents and instruments executed in connection therewith, as well as all other amendments and modifications to the Loan Documents (as defined in the Loan Agreement).

4. Guarantor acknowledges and agrees that the Guaranty Documents are and shall remain in full force and effect in accordance with their respective terms with respect to all Obligations (as defined in the Loan Agreement), subject to no setoff, defense or counterclaim.

5. Guarantor represents and warrants that the representations and warranties contained in the Guaranty Documents are true and correct in all material respects as of the date of this Affirmation (provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date).

6. Guarantor confirms that this Affirmation is not required by the terms of the Guaranty Documents and need not be obtained in connection with any prior or future waivers or amendments or extensions of additional credit to Borrowers.

[Signatures on Following Page]

IN WITNESS WHEREOF, the undersigned have executed this Affirmation as of the first date above written.

TENROX INC.

By:

Name:

Title:

COMERICA BANK

By:

Name:

Title:

[Signature Page to Amendment to and Affirmation of Guaranty (1302628)]